Q1 | 2022 | 1 QUARTERLY RESULTS PRESENTATION FIRST QUARTER 2022

Q1 | 2022 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward- looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q1 | 2022 | 3 FIRST QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP

Q1 | 2022 | 4 Our business has grown significantly over the past two years as we benefitted not only from home-related spending but from the positive growth fueled by our Operation North Star initiatives. We have greatly improved our customer shopping experience, evidenced by an all-time high Net Promoter Score of 85% in Q1. E-commerce remains a standout, and now accounts for over 7% of our sales, with same-day deliveries growing 20% over last year. Our Broyhill and Real Living private label brands reached close to 30% of our sales, positioning us well to pursue consumer trade-down opportunities ahead. We have reacted quickly to the changes in consumer demand by increasing value offerings to our customers, resulting in a significant acceleration to three- year comparable sales growth in the mid-teens in May. We expect the environment to remain challenging and we remain highly focused on managing the business prudently. Bruce Thorn, President & CEO CEO COMMENT

Q1 | 2022 | 5 29% 17% 13% 12% 11% 9% 9% Furniture Seasonal Food Soft Home Consumables Hard Home The Lot, Apparel, Electronics, etc. Chart based on Q1 2022 sales Broad Category MixNational Store Footprint Easy checkout and multiple payment types in-store and on-line Growing Omnichannel Capabilities 1,438 Stores in 47 States BIG LOTS AT A GLANCE

Q1 | 2022 | 6 Down 17% to 2021 With 20% Same-Day Delivery Growth +1.2M New Rewards Members 22 Million Total BIG Rewards Members 85% Record High Net Promoter Score VS 81.5% Q1 2021 2% 3-Year Comp ~7% e-commerce Penetration FIRST QUARTER HIGHLIGHTS

Q1 | 2022 | 7 Q1 2022 COMP SALES 2022 vs 2019 Comp sales = (1 + TY Comp) * (1 + LY 2 Year Comp) - 1 3-Year Comparable Sales Growth Despite Consumer Spending Pressure in April -11% -10% -4% 4% 4% 24% 42% 2% Lapping Strong Home-Related Spending In 2020 and 2021 1.5% 10.3% 11.3% -17.0% Q1 2019 Q1 2020 Q1 2021 Q1 2022 Year-over-year comparable sales growth

Q1 | 2022 | 8 Net Sales Gross Margin Gross Margin Rate Operating Expenses(1) Operating Expense Rate Operating (Loss) Profit Operating Margin Rate Diluted (Loss) Earnings Per Share Diluted Weighted Average Shares Q1 2022 SUMMARY INCOME STATEMENT ($ in thousands, except for earnings per share) (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. Q1 2022 $1,374,714 504,594 36.7% 518,135 37.7% ($13,541) (1.0%) ($0.39) 28,621 Q1 2021 $1,625,552 653,947 40.2% 531,395 32.7% $122,552 7.5% $2.62 36,042 Change vs. 2021 (15.4%) (350) bps 500 bps (111.0%) (850) bps (114.9%)

9 $175 Million Annual CAPEX CAPITAL ALLOCATION $0.30 Quarterly Dividend(1) $355 Million Down from initial guidance of $210-$230 million Approximate 3.6% yield (as of April 28, 2022) Liquidity at the end of Q1 (1)The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirement, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors.

Q1 | 2022 | 10 FIRST QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP

Q1 | 2022 | 11 QUICKLY ADDRESSING CURRENT CHALLENGES • Right-sizing inventory to pursue more closeout opportunities • Better opening price points • Capitalize on trade-down demand with quality and value assortment Unlocking Sales Opportunities • More targeted and efficient pricing and promotions • Reduce supply chain costs through new tools and better flow • Continuing to address shrink • COGS management • Margin accretive closeout buys Improving Gross Margin • Accelerate SG&A expense reduction efforts • Lowering CAPEX outlook by temporarily delaying new store openings and remodels in fiscal 2022 Managing Business Prudently

Q1 | 2022 | 12 COMP SALES NEW STORE SALES GROSS MARGIN FREE CASH FLOW 3-year comps to accelerate to the positive mid-to-high single digits, equating to mid-to-high single digit negative comps versus 2021 Net new and relocated store openings to deliver 150 basis points of growth vs 2021 Promotional activity and continuing supply chain headwinds to drive gross margin rate into the low thirties Expect to generate ~$100 million of cash during Q2 Q2 2022 OUTLOOK

Q1 | 2022 | 13 DRIVING TRAFFIC GROSS MARGIN IMPROVEMENT SG&A COST REDUCTION Better opening price points, more closeout offerings, and capitalizing on trade down opportunities Sequential improvement in each of Q3 and Q4; with Q4 margin approximately in-line vs. prior year quarter Over $70 million in savings for the full year H2 OUTLOOK

Q1 | 2022 | 14 FIRST QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP

Q1 | 2022 | 15 In the midst of this difficult period, we can’t miss the forest for the trees. While we need to make near-term corrections, we don’t intend to be side-tracked from the tremendous longer-term value-creation opportunity we see ahead of us. Or, most importantly, from our noble purpose to help her live BIG and save LOTS. We will be right there with her as she works to manage her family budget that is being severely buffeted by inflation. Bruce Thorn, President & CEO CEO COMMENT

Q1 | 2022 | 16 OPERATION NORTH STAR IS OUR MULTI-YEAR TRANSFORMATIONAL GROWTH AND VALUE-CREATION PLAN LAUNCHED IN 2019 FUND ENABLE GROW Store count growth Sales productivity e-commerce acceleration Brand activation and customer growth Pricing and COGS program Promos and markdowns Shrink and loss reduction Structural expense reduction and leverage Supply chain investment Customer experience (stores & online) Talent and capabilities Data and technologyFor more information on Operation North Star, please see our January 2022 Investor Presentation at www.biglots.com/corporate/investors

17 SALES $8-$10B AMBITIOUS LONG-TERM FINANCIAL TARGETS OPERATING MARGIN 6%-8% ROIC1 20%-25% Defined growth drivers Gross margin expansion and disciplined expense management Accretive investments and ongoing return of capital 1 ROIC defined as trailing 12-month net operating profit after tax divided by average invested capital (long-term debt and shareholders’ equity) over the same time period.

Q1 | 2022 | 18 FIRST QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP

Q1 | 2022 | 19 Q1 WRAP-UP • 3-year comparable sales growth of 2% in Q1, with significant slowdown in April as consumers felt spending pressures • Q1 EPS loss of $0.39 due to year-over-year sales decline and significant cost pressures • 3-year comps for May running up mid-teens as promotions drive compelling value proposition; focused on unlocking additional sales opportunities (i.e., better opening price points, closeouts, trade-down demand) • Expect sequential improvement of gross margin in each of each of Q3 and Q4, with Q4 margin approximately in-line vs. prior year quarter • Incremental SG&A cost savings of $70 million in fiscal 2022 • Temporarily scaling back capital expenditures in fiscal 2022 to strengthen balance sheet • Remain confident in long-term value creation opportunity as we help customers live BIG and save LOTS!